                                                                   Exhibit 10.45


                                                                  EXECUTION COPY

                                FOURTH AMENDMENT

                  FOURTH AMENDMENT, dated as of March 5, 1999 (this "AMENDMENT"), to the Credit Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among COLE VISION CORPORATION, a Delaware corporation ("COLE VISION"), THINGS REMEMBERED, INC., a Delaware corporation ("THINGS REMEMBERED") and PEARLE, INC., a Delaware corporation ("PEARLE"; Cole Vision, Things Remembered and Pearle each being referred to as a "BORROWER" and collectively as the "BORROWERS"), the several banks and other financial institutions from time to time parties thereto (collectively, the "LENDERS") and CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian-chartered bank acting through its New York Agency, as administrative agent for the Lenders thereunder (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

                  WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement;

                  WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth herein; and

                  WHEREAS, the Administrative Agent and the Lenders are willing to effect such amendment, but only upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows:

                  1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such meanings when used herein.

                  2. AMENDMENT TO SUBSECTION 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by changing the definition of "EBITDA" to read in its entirety as follows:

                  "`EBITDA': for any period, with respect to CNG and its Subsidiaries on a consolidated basis, determined in accordance with GAAP, an amount equal to the sum of (a) Net Income for such period, plus (b) income taxes, excluding income taxes (either positive or negative) attributable to extraordinary and non-recurring gains or losses or sales or other dispositions of assets permitted under subsection 8.6, plus
                  (c) Interest Expense for such period, plus (d) depreciation for such period, plus (e) amortization for such period, plus (f) any other non-cash items (including minority interests) reducing Net Income for such period, plus (g) amortization of deferred financing costs and expenses for such period, minus (h) all non-cash items increasing Net Income for such period, minus (i) all cash payments made in such period in respect of restructuring charges deducted in calculating Net Income for such period or any prior period (excluding any such cash payments made in respect of (i) the $8,000,000 pre-tax business integration charge associated with the AVC acquisition taken by CNG during fiscal 1997, (ii) the $61,100,000 pre-tax charge for certain unusual and non-recurring items related to the Pearle acquisition taken by CNG in the fourth quarter of fiscal 1996 and (iii) the $25,000,000 pre-tax restructuring charge taken by CNG in the fourth quarter of fiscal 1998).".

                  3. AMENDMENT TO SUBSECTIONS 8.1(a) AND 8.1(b). Subsections 8.1(a) and 8.1(b) of the Credit Agreement are hereby amended by deleting such subsections in their entirety and substituting in lieu thereof the following:

                  "(a) LEVERAGE RATIO. Permit the Leverage Ratio as of the end of each fiscal quarter of CNG ending on or about any of the dates set forth below to be greater than the ratio set forth opposite such date below:



                   FISCAL QUARTER ENDING              LEVERAGE RATIO
                   ---------------------              --------------

                   January 31, 1997                   3.85 to 1.00

                   April 30, 1997                     3.75 to 1.00
                   July 31, 1997                      3.60 to 1.00
                   October 31, 1997                   3.45 to 1.00
                   January 31, 1998                   3.25 to 1.00

                   April 30, 1998                     3.10 to 1.00
                   July 31, 1998                      2.95 to 1.00
                   October 31, 1998                   2.80 to 1.00
                   January 31, 1999                   2.80 to 1.00

                   April 30, 1999                     2.80 to 1.00
                   July 31, 1999                      2.80 to 1.00
                   October 31, 1999                   2.80 to 1.00
                   January 31, 2000                   2.80 to 1.00

                   Thereafter                         2.80 to 1.00

                  (b) ADJUSTED INTEREST COVERAGE RATIO. Permit the Adjusted Interest Coverage Ratio as of the end of each fiscal quarter of CNG ending on or about any of the dates set forth below to be less than the ratio set forth opposite such date below:

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                                                                               3


                                                         ADJUSTED
                  FISCAL QUARTER ENDING           INTEREST COVERAGE RATIO

                  January 31, 1997                   1.40 to 1.00

                  April 30, 1997                     1.50 to 1.00
                  July 31, 1997                      1.55 to 1.00
                  October 31, 1997                   1.60 to 1.00
                  January 31, 1998                   1.65 to 1.00

                  April 30, 1998                     1.70 to 1.00
                  July 31, 1998                      1.75 to 1.00
                  October 31, 1998                   1.80 to 1.00
                  January 31, 1999                   1.75 to 1.00

                  April 30, 1999                     1.75 to 1.00
                  July 31, 1999                      1.75 to 1.00
                  October 31, 1999                   1.75 to 1.00
                  January 31, 2000                   1.75 to 1.00

                  Thereafter                         1.75 to 1.00".

                  4. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby confirms, reaffirms and restates the representations and warranties made by it in Section 5 of the Credit Agreement, PROVIDED that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment. Each Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

                  5. EFFECTIVENESS. This Amendment shall be effective upon execution and delivery by each of the Borrowers, the Administrative Agent and the Majority Lenders.

                  6. CONTINUING EFFECT OF CREDIT AGREEMENT. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended or modified herein, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  7. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Administrative Agent.

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                                                                               4


                  8. PAYMENT OF EXPENSES. The Borrowers agree, jointly and severally, to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                    COLE VISION CORPORATION

                                    By:  /s/ J. Gaglioti
                                         ---------------------------------
                                         Title:

                                    THINGS REMEMBERED, INC.

                                    By:  /s/ J. Gaglioti
                                         ---------------------------------
                                         Title:

                                    PEARLE, INC.

                                    By:  /s/ J. Gaglioti
                                         ---------------------------------
                                         Title:


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                                                                               5


                                          CANADIAN IMPERIAL BANK OF
                                          COMMERCE, NEW YORK AGENCY,
                                          as Administrative Agent

                                          By:   /s/ Katherine Bass
                                                ---------------------------
                                                Title: Authorized Signatory

                                          CIBC INC.

                                          By:   /s/ Katherine Bass
                                                ---------------------------
                                                Title: Executive Director


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                                                                               6

                                       CREDIT SUISSE FIRST BOSTON

                                       By:      /s/ Joel Glodowski
                                                --------------------------
                                                Title: Managing Director

                                       By:      /s/ Robert Hetu
                                                --------------------------
                                                Title: Vice President


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                                                                               8



                                       FIRST UNION NATIONAL BANK

                                       By: /s/ Anne Marie Fitzsimmons Hughes
                                          -----------------------------------
                                          Title: Vice President


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                                       NATIONAL CITY BANK

                                       By: /s/ Chris D. Thorton
                                           ---------------------------
                                           Title: Vice President